Annual Report

Corporate Income Fund

May 31, 2001

T. Rowe Price

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Corporate Income Fund

o The slowing economy contributed to a decline in interest rates, resulting in strong returns for fixed-income investments.

o Your fund posted excellent results for the 6- and 12-month periods, in line with the benchmark index and significantly outperforming its peer group of funds.

o As many corporations fortified their balance sheets, investors were attracted to the high yields offered by medium-quality corporate bonds.

o Lower interest rates and stronger balance sheets should set the stage for a recovery in capital investment and corporate profits in 2002, continuing the positive backdrop for corporate bond investors.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

What a difference a year makes! Over the past six months, global economies decelerated at a rapid pace, brought on by a sharp decline in new capital investment. In response to this slowing, the Federal Reserve lowered the key federal funds rate five times this year from 6.5% to 4%. The combination of slower growth and falling rates provided a favorable environment for investment-grade corporate bonds, fueling exceptional returns during the fiscal year ended May 31, 2001.


MARKET ENVIRONMENT

     During the 6- and 12-month periods ended May 31, medium-quality corporate bonds (including triple-B rated) and split-rated bonds (those rated BBB and BB by different rating agencies) outperformed higher-quality corporate securities. The Treasury yield curve continued to steepen over the past six months as yields on short securities fell sharply while longer-term yields were little changed. The 30-year yield rose from 5.61% six months ago to 5.75% at the end of May, while the two-year note rate fell from 5.61% to 4.18%. For the year yields fell on all maturities, although the declines were more substantial for shorter-term obligations. One year ago, the yields on 30- and two-year Treasuries stood at 6.01% and 6.67%, respectively.

Yield Differences Narrow
--------------------------------------------------------------------------------

Yield Comparion

                  BBB-Rated                 10-Year
                  Corporate Bonds           Treasury Note
5/00              8.11                      6.42
                  7.91                      6.02
                  7.88                      6.04
8/00              7.83                      5.72
                  7.86                      5.80
                  7.95                      5.76
11/00             7.90                      5.47
                  7.82                      5.11
                  7.65                      5.11
2/01              7.63                      4.89
                  7.61                      4.92
                  7.67                      5.34
5/01              7.62                      5.38

     As volatility continued in the equity markets and stock prices declined, investors were attracted to the more predictable returns and high yields offered by investment-grade corporate bonds. This resulted in a substantial reduction in the risk premium (higher yields over Treasuries) that corporations pay to acquire new capital. For instance, at the end of November 2000, the average risk premium on the Lehman Brothers Baa U.S. Credit Index stood at 1.90 percentage points over a comparable maturity Treasury security, and for triple-B corporates it was 2.65 percentage points. By the end of May, risk premiums had declined to 1.49 on the overall index and 2.12 for triple-B bonds.

     Even more remarkable, this decline in risk premiums occurred during a period of record issuance by investment-grade corporations. During the first five months of the year, investment-grade corporations issued $348 billion of debt, including a monthly record $84 billion in May, surpassing the previous record of $82 billion in January 2001. The brisk pace of new issuance and improved market access for corporate borrowers bode well for an eventual upturn in business investment and should provide a shot in the arm for the sluggish economy.

PERFORMANCE AND STRATEGY REVIEW
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

 Periods Ended 5/31/01                  6 Months              12 Months

 Corporate Income Fund                  7.33%                 13.86%

 Lehman Brothers Baa U.S.
 Credit Index                           6.95                  14.05

 Lipper Corporate Debt
 BBB Funds Average                      5.66                  12.08

     Your fund posted solid results for the 6- and 12-month periods ended May 31, 2001. For both periods, results were in line with the Lehman index but substantially exceeded the Lipper peer group average. The fund's net asset value rose from $8.99 per share at the end of November to $9.31 at the end of May, while dividends added another $0.33 per share, off slightly from $0.34. For the 12-month period, net asset value rose by $0.51, and dividends provided an additional $0.67 of return.

     The fund's holdings of high-yield bonds (20% of net assets on May 31) trailed the Lehman Baa U.S. Credit Index for the year. However, as investors became more comfortable with increased risk in fixed-income markets in recent months, high-yield bonds contributed positively to results. At the end of the fund's fiscal year, it held 5% of net assets in convertible bonds and high-yield equities, which were well diversified by sector and individual issuer. These holdings-particularly technology and telecommunications equipment companies-lagged the benchmark index over the past six months.

Quality Diversification
--------------------------------------------------------------------------------

           A Rated           BBB Rated            BB Rated             B Rated
         and Above
               31%                 49%                 14%                  6%

     The current yield on our convertible investments was lower than the index's, so the fund suffered somewhat by comparison. That said, our positions in these sectors are in companies that are well situated in their industries, which should allow them to benefit from initial signs that the capital spending cycle has turned the corner. Most of these securities are callable at substantial premiums to their current market price and offer yields to maturity comparable to those on the outstanding senior debt of similar issuers. Consequently, we feel we are receiving adequate compensation while we wait for an upturn in the business investment cycle. In general, the bulk of the portfolio performed quite well relative to the benchmarks.


STRATEGY

     Given our outlook at the end of November for slower U.S. economic growth, we maintained a slightly longer duration relative to the fund's benchmark over the past six months. (Duration is a measure of a bond fund's sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.)

     Also, in a portfolio strategy shift since November, we gradually reduced the fund's holdings in Treasuries and agency bonds and redeployed the proceeds into corporate bonds. As equity prices continued to decline, we selectively added to some of our convertible positions, including Juniper Networks, CIENA, Mediaone Group, Liberty Media, Corning, and Global Crossing. The yields on these investments are attractive and should provide protection against further substantial price declines, as well as an opportunity for long-term capital appreciation.

     As the economy begins to build momentum, the prices of these securities should increase along with the stock prices even when interest rates eventually rise again. Convertible bonds in this type of fund could help reduce the portfolio's overall volatility since they often move counter to regular corporate bonds.

     Our strategy continues to center on fundamental credit analysis of the companies and sectors in which we invest, enabling us to buy higher-yielding bonds with stable-to-improving credit outlooks. We also focus on leveraging all of T. Rowe Price's commitment to investment research, including our equity and international resources, in an effort to add incremental value and sector diversification to our portfolio.


OUTLOOK

     The surge in capital investment over the past few years is forcing corporations to justify the efficacy of this spending, and new business investment will probably remain lackluster at least through the rest of the year. However, the Federal Reserve's aggressive response to the sluggish economy, combined with corporate balance sheet strengthening and improved access to capital markets, should set the stage for a recovery in capital investment and corporate profits in 2002. We believe this will continue to provide a positive backdrop for investors in medium-quality corporate bonds.

     The Fed's easing is likely to stimulate Old Economy companies first, primarily the sectors that were not affected by the excessive debt burden and overcapacity that resulted from the boom in tech and telecom spending. Fortunately for holders of investment-grade corporate bonds, Old Economy companies make up the bulk of issuers in our marketplace. This should provide an environment favorable to triple-B corporate bond funds.

     As we approach the end of the year, we expect the risk premiums on high-yield bonds to decline as the economy responds positively to the healing process currently under way. In our view, the current risk/reward relationships in the corporate bond market offer an attractive opportunity for fixed-income investors.

     Thank you for investing with T. Rowe Price.

     Respectfully submitted,


     Robert M. Rubino
     Chairman of the fund's Investment Advisory Committee

     June 22, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

New SEC Rule
--------------------------------------------------------------------------------

Earlier this year, the Securities and Exchange Commission adopted a new rule that governs the use of names by mutual funds. In general, the rule requires that any fund with a name that suggests a particular investment focus must invest at least 80% of its assets in a manner consistent with its name.

Currently, the Corporate Income Fund is required to invest at least 65% of its assets in corporate debt securities. The fund's revised prospectus, which we will send you in October, will reflect the new 80% threshold. The prospectus will indicate that the fund will invest at least 80% of its assets in income-producing corporate securities and, as is the case now, at least 65% of its assets in corporate debt securities.


Portfolio Highlights
--------------------------------------------------------------------------------

Key statistics

                                         11/30/00                5/31/01
--------------------------------------------------------------------------------

  Price Per Share                         $8.99                   $9.31

  Dividends Per Share

    For 6 months                           0.34                    0.33

    For 12 months                          0.69                    0.67

  30-Day Dividend Yield *                  7.52%                   7.15%

  30-Day Standardized Yiel                 8.14                    7.14

  Weighted Average Maturit                 12.4                    11.8

  Weighted Average Effecti                  5.9                     6.0

  Weighted Average Quality                  BBB+                    BBB+

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**   Based on T. Rowe Price research.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

  SECTOR DIVERSIFICATION

                                      Percent of              Percent of
                                      Net Assets              Net Assets
                                        11/30/00                 5/31/01

  Telecommunications                         13%                     11%

  Banking                                    12                      11

  Electric Utilities                          2                       6

  Equity and Convertible S                    4                       5

  Energy and Petroleum                        7                       5

  Savings and Loan                            4                       5

  Paper and Paper Products                    4                       4

  Media and Communications                    3                       3

  Cable Operators                             1                       3

  Food and Tobacco                            3                       3

  Airlines                                    4                       2

  Investment Dealers                          1                       2

  Entertainment and Leisur                    1                       2

  Gaming                                      2                       2

  All Other                                  38                      34

  Other Assets Less Liabil                    1                       2

  Total                                     100%                    100%


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

CORPORATE INCOME FUND
--------------------------------------------------------------------------------


                     Lipper Corporate     Lehman Brothers
                             Debt BBB     Baa U.S. Credit    Corporate Income
                        Funds Average               Index                Fund

10/31/95                       10,000              10,000              10,000
05/31/96                        9,955              10,016              10,009
05/31/97                       10,933              10,989              11,045
05/31/98                       12,193              12,346              12,587
05/31/99                       12,392              12,702              12,435
05/31/00                       12,286              12,577              12,357
05/31/01                       13,749              14,344              14,070

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


 Periods Ended                                                Since   Inception
 5/31/01           1 Year       3 Years      5 Years      Inception        Date
--------------------------------------------------------------------------------

 Corporate
 Income Fund       13.86%         3.78%        7.05%          6.31%    10/31/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------
 x                 Year
 x                 Ended
 x                 5/31/01      5/31/00      5/31/99      5/31/98      5/31/97


 NET ASSET VALUE
 Beginning
 of period          $ 8.80       $ 9.54       $10.39        $9.81        $9.58

 Investment
 activities

  Net investment
  income (loss)       0.67*        0.68*        0.70*        0.75*        0.73*

  Net realized
  and unrealized
  gain (loss)         0.51        (0.74)       (0.83)        0.59         0.23

  Total from
  investment activit  1.18        (0.06)       (0.13)        1.34         0.96

Distributions

  Net investment
  income             (0.67)       (0.68)       (0.70)       (0.76)       (0.73)

  Net realized gain    --           --         (0.02)         --           --

  Total
  distribution       (0.67)       (0.68)       (0.72)       (0.76)       (0.73)

NET ASSET VALUE
End of period        $9.31        $8.80        $9.54       $10.39        $9.81

Ratios/Supplemental
 Data

Total return
 (diamond)          13.86%*     (0.63%)*    (1.21%)*      13.96%*      10.35%*

Ratio of total
 expenses to
 average net
 assets              0.80%*       0.80%*      0.80%*       0.80%*       0.80%*

Ratio of net
 investment income
 (loss) to average
 net assets          7.40%*       7.44%*      7.12%*       7.33%*       7.55%*

Portfolio
 turnover rate       98.1%        90.9%      140.8%       146.0%       119.5%

Net assets,
 end of period
 (in thousands)    $61,721       43,725     $50,822      $42,829      $20,732


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        * Excludes expenses in excess of a 0.80% voluntary expense limitation in effect through 5/31/01. The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------
                                                                 May 31, 2001

Statement of Net Assets                                 Par/Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

CORPORATE BONDS AND NOTES  85.3%

Aerospace & Defense  1.9%

  Newport News Shipbuilding,
  Sr. Notes, 8.625%, 12/1/06              $ 400                   $ 424

  Northrop Grumman, Sr. Notes,
  (144a), 7.125%, 2/15/11!                  400                     396

  Raytheon, Sr. Notes, 6.15%, 11/1/08       400                     376

                                                                  1,196


  Automobiles and Related  1.8%

  DaimlerChrysler, Sr. Notes,
        8.50%, 1/18/31                      400                     420

  Ford Motor, Sr. Notes, 7.45%, 7/16/31     725                     700
                                                                  1,120


  Banking  11.3%

  Banco Generale, Sr. Notes,
  (144a), 7.70%, 8/1/02 !                   900                     901

  Banco Santiago, Sr. Sub. Notes,
  7.00%, 7/18/07                            770                     734

  Bancorp Hawaii Capital
  Trust I, Jr. Sub. Notes
  8.25%, 12/15/26                           300                     235

  Bank of America, Sr. Sub. Notes,
  7.40%, 1/15/11                            500                     519

  Bank One, Sr. Sub. Notes,
  7.875%, 8/1/10                            500                     533

  BankUnited, Sr. Sub. Notes,
  MTN, 8.00%, 3/15/09                       750                     786

  Capital One Financial, Sr. Notes,
  8.25%, 6/15/05                            650                     674

  Citigroup, Sr. Notes,
  6.75%, 12/1/05                            500                     517

  First Union, Sr. Sub. Notes,
  6.50%, 12/1/28                            350                     306

  MBNA America Bank, Sr. Sub. Notes,
  6.75%, 3/15/08                            500                     469

  Northern Trust, Sr. Sub. Notes,
  7.30%, 9/15/06                            500                     528

  PHH, Sr. Notes,
  8.125%, 2/3/03                            375                     382

  State Street, Sr. Sub. Notes,
  7.65%, 6/15/10                            375                     399

                                                                  6,983


  Beverages   1.4%

  Coca Cola Femsa, Sr. Notes,
  8.95%, 11/1/06                            375                     395

  Panamerican Beverages, Sr. Notes,
  7.25%, 7/1/09                             500                     451

                                                                    846


  Broadcasting  0.6%

  Chancellor Media
  Sr. Notes, 8.00%, 11/1/08                 200                     207

  Sr. Sub. Notes, 8.125%, 12/15/07           50                      52

  Young Broadcasting, Sr. Sub. Notes
  (144a)10.00%, 3/1/11 !                    125                     125

                                                                    384


  Building and Real Estate  0.3%

  Lennar, Sr. Notes, (144a)
        9.95%, 5/1/10                       150                     167

                                                                    167


  Cable Operators                                                   3.1%

  Charter Communications, Sr. Notes,
  11.125%, 1/15/11                          250                     268

  Clear Channel Communications, Sr. Notes,
  7.25%, 10/15/27                           500                     468

  Comcast, Sr. Notes, 6.75, 1/30/11         750                     737


  Lenfest Communications, Sr. Sub. Notes,
  10.50%, 6/15/06                           250                     289

  Rogers Cablesystems, Sr. Sub. Notes,
  11.00%, 12/1/15                           150                     170

                                                                  1,932


  Conglomerates  1.0%

  Hutchison Whampoa Finance, Sr. Notes,
  (144a), 7.45%, 8/1/17                     600                     589

                                                                    589

  Container                                                         0.5%

  Ball, Sr. Notes, 7.75%, 8/1/06            300                     307

                                                                    307


  Diversified Chemicals  0.7%

  Potash, Sr. Notes, 7.75%, 5/31/11         450                     460

                                                                    460


  Electric Utilities  6.1%

  DTE Energy, Sr. Notes, 7.05%, 6/1/11      450                     449

  Korea Electric Power, Sr. Notes,
  7.00%, 10/1/02                            500                     506

  Niagara Mohawk, Sr. Notes,
  7.75%, 10/1/08                            540                     550

  Progress Energy, Sr. Notes,
  7.10%, 3/1/11                             450                     454

  PSEG Power, Sr. Notes, (144a),
  7.75%, 4/15/11 !                          550                     561

  Sempra Energy, Sr. Notes,
  6.95%, 12/1/05                            400                     397

  South Carolina Electric & Gas,
  1st Mtg. Bonds
  6.125%, 3/1/09                            490                     468

  Utilicorp United, Sr. Notes,
  7.95%, 2/1/11                             375                     377

                                                                  3,762


  Electronic Components  0.7%

  Arrow Electronics, Sr. Notes,
  8.20%, 10/1/03                            400                     406

                                                                    406


  Energy  3.5%

  Amerigas Partners, Sr. Notes
  (144a), 10.00%, 4/15/06                   250                     251
  10.125%, 4/15/07                          200                     206

  Offshore Logistics, Sr. Sub. Notes,
  (144a), 7.875%, 1/15/08                   100                      95

  PDVSA Finance, Sr. Notes,
  6.80%, 11/15/08                           500                     441

  Pride Petroleum Services,
        Sr. Notes, 9.375%, 5/1/07           200                     214


  YPF Sociedad Anonima, Sr. Notes,
  10.00%, 11/2/28                           900                     941

                                                                  2,148


  Entertainment and Leisure  2.1%

  Carnival Cruise Lines, Sr. Notes,
  7.05%, 5/15/05                            325                     330

  Premier Parks, Sr. Notes,
  9.75%, 6/15/07                            100                     104

  Royal Caribbean Cruises, Sr. Notes,
  8.75%, 2/2/11                             375                     365

  Viacom, Sr. Notes, 7.875%, 7/30/30        500                     531

                                                                  1,330

  Exploration and Production  0.3%

  Terex, Sr. Sub. Notes, (144a),
  10.375%, 4/1/11 !                         150                     155

                                                                    155

  Food & Tobacco  2.9%

  Keebler Foods, Sr. Sub. Notes,
  10.75%, 7/1/06                            250                     265

  Philip Morris, Sr. Notes,
  7.00%, 7/15/05                            775                     794

  RJ Reynolds Tobacco Holdings
  Sr. Notes, 7.375%, 5/15/03                700                     705

                                                                  1,764


  Foreign  1.9%

  Petroleos Mexicanos, Sr. Notes,
  9.25%, 3/30/18                            300                     303

  United Mexican States, Sr. Notes,
  9.875%, 2/1/10                            775                     843

                                                                  1,146


  Gaming  2.0%

  Ameristar Casinos, Sr. Notes, (144a),
  10.75%, 2/15/09 !                         250                     259

  Harrah's Entertainment, Sr. Sub Notes,
  7.875%, 12/15/05                          250                     253

  International Game Technology, Sr. Notes,
  8.375%, 5/15/09                           250                     258

  Mandalay Resort Group, Sr. Notes,
  9.50%, 8/1/08                             200                     212

  Park Place Entertainment, Sr.
  Sub. Notes, 7.875%, 12/15/05              250                     251

                                                                  1,233


  Gas & Gas Transmission  0.8%

  PG&E Gas Transmission, Sr.
  Notes, 7.10%, 6/1/05                       70                      66

  PG&E National Energy Group, Sr. Notes,
  (144a), 10.375%, 5/16/11                  425                     422

                                                                    488

  Healthcare Services  0.6%

  Davita, Sr. Sub. Notes, (144a),
  9.25%, 4/15/11 !                          150                     156

  Tenet Healthcare, Sr. Notes,
  8.00%, 1/15/05                            200                     207

                                                                    363


  Insurance  2.0%

  AFLAC, Sr. Notes, 6.50%, 4/15/09          400                     390

  Fairfax Financial, Sr. Notes,
  8.25%, 10/1/15                            500                     377

  Frank Russell, Sr. Notes, (144a),
  5.625%, 1/15/09 !                         500                     463

                                                                  1,230


  Internet Service Providers 0.1%

  Exodus Communications, Sr. Notes,
  10.75%, 12/15/09                          100                      64

                                                                     64


  Investment Dealers  2.2%


  Goldman Sachs Group, Sr. Notes,
  6.875%, 1/15/11                           550                     548

  Lehman Brothers, Sr. Notes,
  7.875%, 8/15/10                           750                     788

                                                                  1,336


  Lodging  0.1%

  Courtyard by Marriott II, Sr. Notes,
  10.75%, 2/1/08                             50                      52

                                                                     52


  Long Distance  1.9%

  AT&T, Sr. Notes, 6.50%, 3/15/29           750                     644

  Sprint Capital, Sr. Notes,
  7.625%, 1/30/11                           550                     547

                                                                  1,191


  Media and Communications  2.3%


  News America, Sr. Notes,
  6.75%, 1/9/38                           1,000                     960

  Time Warner, Sr. Notes,
  6.875%, 6/15/18                           500                     476

                                                                  1,436


  Media/Communication Services  0.9%

  AOL Time Warner, Sr. Notes,
  7.625%, 4/15/31                           550                     552

                                                                    552


  Metals and Mining  1.2%

  P&L Coal Holdings, Sr. Notes,
  8.875%, 5/15/08                           250                     266

  Phelps Dodge, Sr. Notes,
  8.75%, 6/1/11                             500                     504

                                                                    770


  Miscellaneous Consumer Products  0.3%

  Jostens, Sr. Sub. Notes,
  12.75%, 5/1/10                            175                     178

                                                                    178


  Oil Field Services  0.6%

  Halliburton, Sr. Notes,
  5.625%, 12/1/08                           400                     376

                                                                    376

  Paper and Paper Products  4.0%

  Abitibi Consolidated, Sr. Notes,
  8.55%, 8/1/10                             525                     554

  Bowater, Sr. Notes, 9.37%, 12/15/21       500                     537

  Celulosa Arauco Y Constitucion,
  Sr. Notes, 7.50%, 9/15/17                 725                     616

  Georgia-Pacific, Sr. Notes,
  7.50%, 5/15/06                            155                     156

  International Paper, Sr. Notes,
  6.875%, 4/15/29                           400                     361

  Packaging Corp. of America, Sr. Sub.
  Notes, 9.625%, 4/1/09                     250                     269

                                                                  2,493


  Printing and Publishing  0.4%

  Hollinger International, Sr. Sub.
  Notes, 9.25%, 3/15/07                     250                     256

                                                                    256

  Railroads  2.0%

  CSX, Sr. Notes, 7.95%, 5/1/27             590                     610

  Union Pacific, Sr. Notes,
  6.65%, 1/15/11                            600                     591

                                                                  1,201


  Real Estate  1.7%

  Regency Centers, REIT, Sr. Notes,
  7.40%, 4/1/04                             500                     508

  Simon Property Group, Sr. Notes,
  (144a), 7.375%, 1/20/06                   525                     527

                                                                  1,035


  Retail  1.6%

  Federated Department Stores,
  Sr. Notes, 7.00%, 2/15/28                 600                     551

  Sears Roebuck Acceptance,
  Sr. Notes, 7.00%, 2/1/11                  450                     442

                                                                    993


  Savings and Loan  4.7%

  BankUnited Capital Trust, Jr.
  Sub. Notes, 10.25%, 12/31/26              700                     623

  Dime Bancorp, Sr. Notes,
  7.00%, 7/25/01                            400                     400


  Dime Capital Trust I, Jr. Sub. Notes,
  9.33%, 5/6/27                             485                     482

  Golden State Holdings, Sr. Notes,
  7.00%, 8/1/03                           1,025                   1,021

  Greenpoint Bank, Sr. Sub. Notes,
  9.25%, 10/1/10                            350                     365

                                                                  2,891


  Service  1.3%

  Coinmach, Sr. Notes,
  11.75%, 11/15/05                          250                     258

  Intertek Finance, Sr. Notes,
  10.25%, 11/1/06                            75                      58

  Mastec, Sr. Sub. Notes,
  7.75%, 2/1/08                             250                     235

  Waste Management, Sr. Notes,
  7.70%, 10/1/02                            250                     256

                                                                    807


  Specialty Chemicals  1.3%

  American Pacific, Sr. Notes,
  9.25%, 3/1/05                             175                     173

  Octel, Sr. Notes,
  10.00%, 5/1/06                            200                     204

  Union Carbide, Sr. Notes,
  6.70%, 4/1/09                             450                     453

                                                                    830


  Supermarkets  1.4%

  Delhaize America, Sr. Notes,
  (144a), 8.125%, 4/15                      340                     352

  Kroger, Sr. Notes, 8.05%
        2/1/10                              500                     532

                                                                    884


  Telephones  5.2%

  Ameritech Capital Funding, Sr. Notes,
  6.55%, 1/15/28                            400                     363


  BellSouth, Sr. Notes, 6.37%, 6/1/28       700                     628

  British Telecom, Sr. Notes,
  8.125%, 12/15/10                          525                     555

  KPN, Sr. Notes, 8.00%, 1                  500                     487

  Qwest Capital Funding, Sr. Notes,
  7.90%, 8/15/10                            500                     522

  Verizon Global Funding, Sr. Notes,
  (144a), 7.75%, 12/1/30 !                  650                     673

                                                                  3,228


  Textiles and Apparel  0.1%

  Dan River, Sr. Sub. Notes,
  10.125%, 12/15/03                         100                      82

                                                                     82


  Transportation (excluding Railroads)  0.9%

  Allied Holdings, Sr. Notes,
  8.625%, 10/1/07                           125                      84

  TravelCenters of America, Sr. Sub. Notes,
  12.75%, 5/1/09                            200                     208

  Westinghouse Air Brake, Sr. Notes,
  9.375%, 6/15/05                           250                     249

                                                                    541


  Transportation Services  1.3%

  Amerco, Sr. Notes, 8.80%                  600                     595

  Erac USA Finance, Sr. Notes, (144a),
  8.00%, 1/15/11 !                          225                     227

                                                                    822


  Retail - General Department  0.2%

  May Department Stores, Sr. Notes,
  7.60%, 6/1/25                             150                     153

                                                                    153


  Wireless Communications  1.1%

  Dobson Communications, Sr. Notes,
  10.875%, 7/1/10                           100                     103



  Rogers Cantel
  Sr. Notes
  9.375%, 6/1/08                            125                     125
  9.75%, 6/1/16                             125                     124

  Triton PCS, Sr. Sub. Notes,
  (144a), 9.375%, 2/1/11 !                   75                      74

  VoiceStream Wireless, Sr. Notes,
  10.375%, 11/15/09                         200                     228


                                                                    654

  Wireline Communications  2.9%

  Metronet Communications, Sr. Notes,
  STEP, 0%, 6/15/08                         400                     332

  Telefonica, Sr. Notes,
  7.75%, 9/15/10                            285                     296

  Time Warner Telecom, Sr.
  Notes, 10.125%, 2/1/11                    100                      97

  WorldCom
  Sr. Notes
  6.95%, 8/15/28                            492                     426

  8.25%, 5/15/31                            625                     626

                                                                  1,777

  Total Corporate Bonds and Notes
  (Cost $52,104)                                                 52,611


  ASSET-BACKED SECURITIES  4.7%

  Airlines  2.1%

  Atlas Air
  9.702%, 1/2/10                            360                     394
  ETC, 8.77%, 1/2/11                        415                     424


  Continental Airlines, 8.312%, 4/2/11      500                     521

                                                                  1,339


  Banking 0.8%

  MBNA Master Credit Card Trust,
  Sub. Notes, (144a)
  6.65%, 7/17/06                            500                     506

                                                                    506


  Foreign  0.6%

  Republic of Brazil, FR,
  5.437%, 4/15/06                           400                     352

                                                                    352


  Petroleum  1.2%

  Pemex Finance, 9.03%, 2/15/11             675                     722

                                                                    722


  Total Asset-Backed Securities
  (Cost $2,823)                                                   2,919

  U.S. GOVERNMENT OBLIGATIONS/
  AGENCIES  1.9%

  U.S. Treasury Obligations   1.3%

  U.S. Treasury Bonds, 5.3 75%, 2/15/31      50                      47

  U.S. Treasury Notes
  5.00%, 2/15/11                            200                     194

  5.625%, 11/30/02                          275                     281

  5.75%, 11/15/05                           300                     309


  Other U.S. Government & Agency Obligations  0.6%

  Federal National Mortgage Assn.
  7.00%, 7/15/05                            175                     185

  7.25%, 5/15/30                            160                     174

                                                                    359


  Total U.S. Government Obligations/Agencies
  (cost $1,193)                                                   1,190


  EQUITY AND CONVERTIBLE SECURITIES  5.4%

  Banking  0.1%

  Sovereign Bancorp, Common                    1                     81

                                                                     81


  Building and Real Estate  0.7%

  Crescent Real Estate Equities,
  REIT, Cv, Pfd., (Series A),
                    6.75%                     3                      61

  Equity Office Properties
  Common                                      0                       4

  Reckson Associates Realt1y,
  REIT, Cv. Pfd., (Series A)
  7.625%                                     16                     352

                                                                    417


  Electric Utilities                                                0.3%

  Potomac Electric Power,                     6                     128

  Scottish Power ADR, Comm                    3                      76

                                                                    204


  Electronic Components  0.4%

  Analog Devices, Cv. Pfd.
  4.75%, 10/1/05                            225                     205


  LSI Logic, Cv. Pfd.,
  4.00%, 2/15/05                             75                      63

                                                                    268


  Miscellaneous Business Services   0.7%

  Waste Management, Sr. Notes,
  4.00%, 2/1/02                             410                     407

                                                                    407


  Paper and Paper Products   0.3%

  International Paper, Cv. pfd., 5.25%        4                     161

                                                                    161


  Railroads  0.3%

  Union Pacific Capital Trust,
  Cv. Pfd., 6.25%                             4                     197

                                                                    197


  Telecommunications  1.3%

  Global Crossing, Cv. Pfd., 7.00%            2                     183

  Liberty Media, 4.00%, 11/15/29            495                     361

  Mediaone Group, Cv. Pfd.,7.00%              9                     268

                                                                    812


  Telecommunications Equipment  1.3%

  CIENA, 3.75%, 2/1/08                      150                     128

  Corning, Zero Coupon, 11                  630                     370

  Juniper Networks, 4.75%,                  200                     149

  ONI Systems, 5.00%, 10/1                  212                     165

                                                                    812

  Total Equity and Convertible Securities (Cost $3,387)           3,359


  MISCELLANEOUS  0.0%

  Miscellaneous 0.0%

  Safelite Glass (Class A),
  Warrants  *+                                2                       -

  Safelite Glass (Class B),
  Warrants  *+                                1                       -

  Safelite Glass Class B,
  Common Stock  *+                            1                       -

  Safelite Reality,                           0                       -

  TravelCenters of America,
  Warrants 5/1/09  *                          1                       6

                                                                      6

  Total Miscellaneous (Cost  $2)                                      6


  Money Market Funds  0.6%

  T. Rowe Price Reserve
  Investment Fund, 4.61% #                  343                     343

  Total Money Market Funds                  343

  Total Investments in Securities
        97.9% of Net Assets
        (Cost59,852)                                             60,428

  Other Assets Less Liabil                                        1,293



  NET ASSETS                                                     61,721

  Net Assets Consist of:

  Accumulated net investment
  income - net of distributions                                      77

  Accumulated net realized
  gain/loss - net of distributions                               (5,012)

  Net unrealized gain (loss)                                        576

  Paid-in-capital applicable to
  6,627,217 shares of $0.0001 par
  value capital stock outstanding;
  1,000,000,000 shares authorized                                66,080



  NET ASSETS                                                     61,721

  NET ASSET VALUE PER SHARE                                        9.31



         !        Private Placement
         *        Non-income producing
         +        Securities valued by fund's Board of Directors.
         #        Seven-day yield
         ADR      American Depository Receipt
         ETC      Equipment Trust Certificate
         MTN      Medium Term Note
         REIT     Real Estate Investment Trust
         STEP     Stepped coupon note for which the interest rate will adjust on specified future date(s).
         FR       Floating Rate
         144a     Security was purchased pursuant to Rule 144a under the
                  Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 11.2% of net assets.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                        Year
                                        Ended
                                        5/31/01
     Investment Income (Loss)

     Income
     Interest                                                     $4,124
       Dividend                                                      122

       Total Income                                                4,246

     Expenses
       Investment management                                         124
       Custody and accounting                                        115
       Shareholder servicing                                         100
       Registration                                                   33
       Prospectus and shareholder report                              16
       Legal and audit                                                16
       Directors                                                       7
       Miscellaneous                                                   3
       Total expenses                                                414
       Expenses paid indirectly                                       (1)
       Net expenses                                                  413

     Net investment income (loss)                                  3,833

     Realized and Unrealized Gain (Loss)

     Net realized gain (loss)
       Securities                                                   (134)
       Futures                                                       (30)
       Net realized gain (loss)                                     (164)

     Change in net unrealized gain (loss)
       Securities                                                  2,847
       Futures                                                         1
       Change in net unrealized gain or                            2,848

     Net realized and unrealized gain (loss)                       2,684


     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                       $6,517

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                              Year
                                             Ended
                                           5/31/01                   5/31/00
   Increase (Decrease) in Net Assets
   Operations

       Net investment incom$               $ 3,833                   $ 3,705
       Net realized gain (l                   (164)                   (2,725)
       Change in net unreal                  2,848                    (1,279)

       Increase (decrease)                   6,517ati                   (299)

   Distributions to shareholders
       Net investment incom                 (3,814)                   (3,707)

   Capital share transactions *
       Shares sold                          30,273                    24,511
       Distributions reinve                  2,504                     2,230
       Shares redeemed                     (17,484)                  (29,832)

       Increase (decrease) in net
       assets from capital
       share transactions                   15,293                    (3,091)


   Net Assets
   Increase (decrease)                      17,996                    (7,097)
   Beginning of period                      43,725                    50,822

   End of period                           $61,721                   $43,725

  *Share information
       Shares sold                           3,289                     2,666
       Distributions reinve                    273                       244
       Shares redeemed                      (1,903)                   (3,271)
       Increase (decrease)                   1,659                      (361)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------
                                                                  May 31, 2001
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Corporate Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1995. The fund seeks to provide high income and some capital growth.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

Valuation

     Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts

     Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide-Audits of Investment Companies (the guide), which will be adopted by the fund as of June 1, 2001. The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of MBS to be accounted for as interest income. Upon adoption, the fund will adjust the cost of its MBS, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the fund's net assets or results of operations.

     Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Noninvestment-Grade Debt Securities

     At May 31, 2001, approximately 20% of the fund's net assets were invested in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Other

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $48,686,000 and $32,192,000, respectively, for the year ended May 31, 2001. Purchases and sales of U.S. government securities aggregated $15,811,000 and $17,037,000, respectively, for the year ended May 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2001, the fund has $5,761,000 of capital loss carryforwards, $815,000 of which expires in 2007, $2,984,000 in 2008, and $1,962,000 in 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At May 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $59,852,000. Net unrealized gain aggregated $576,000 at period-end, of which $1,398,000 related to appreciated investments and $822,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $13,000 was payable at May 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At May 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage, and extraordinary expenses, through May 31, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 0.80%. Thereafter, through May 31, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.80%. Pursuant to this agreement, $118,000 of management fees were not accrued by the fund for the year ended May 31, 2001. At May 31, 2001, unaccrued fees in the amount of $239,000 remain subject to reimbursement by the fund through May 31, 2003.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $170,000 for the year ended May 31, 2001, of which $14,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 2001, totaled $76,000 and are reflected as interest income in the accompanying Statement of Operations.


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Corporate Income Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Corporate Income Fund, Inc. ("the Fund") at May 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
June 19, 2001

T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 5/31/01

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     For corporate shareholders, $73,630 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132  Available Monday through Friday from
7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.
In Person  Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


INVESTMENT INFORMATION

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, Diversifying Overseas:
A Guide to International Investing, Personal Strategy Planner,
Retirement Readiness Guide, and Retirement Planning Kit.

         * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
         ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITIES

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

Money Funds (cont.)
Summit Municipal
Money Market
Tax-Exempt Money


T. Rowe Price Advisory Services and Retirement Resources
* Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

  The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company
  of New York, White   Plains, NY [FSB201 (11-96)]. These Variable Annuity
  contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.

  The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by
  T. Rowe   Price (T. Rowe Price International for the International Stock
  Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.


Advisory Services, Retirement Resources

     T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

ADVISORY SERVICES*

     T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     Investment CheckupSM offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

     T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT INFORMATION

Planning and Informational Guides

Minimum Required Distributions Guide
Retirement Planning Kit
Retirement Readiness Guide
Tax Considerations for Investors

Insights Reports

The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

*These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
 By Account Access on the
Internet www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call: 1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C. Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150
Opening July 2001

T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.       F03-050  5/31/01